Second Quarter 2024 Investor Presentation

This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions into its operations, (including its recently-announced proposed merger with The First Bancshares, Inc.), retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into the Company, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities the Company has acquired, or may acquire, or target for acquisition, including in connection with the proposed merger with The First Bancshares, Inc.; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring, mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in policy by regulatory agencies or increased scrutiny by, and/or additional regulatory requirements of, regulatory agencies as a result of the Company’s proposed merger with The First Bancshares, Inc.; (ix) changes in the securities and foreign exchange markets; (x) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xi) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiv) general economic, market or business conditions, including the impact of inflation; (xv) changes in demand for loan and deposit products and other financial services; (xvi) concentration of deposit and credit exposure; (xvii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xviii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xix) civil unrest, natural disasters, epidemics and other catastrophic events in our geographic area; (xx) geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxi) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. Forward-Looking Statements 2

Snapshot Assets: $17.5 billion Loans: 12.6 Deposits: 14.3 Equity: 2.4 Loans and Deposits by State MS 18% AL 30% FL 8% Other 1% GA 29% TN 14% Loans MS 39% AL 14% FL 3% GA 32% TN 12% Deposits Footprint *Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown. Note: Effective as of July 1, 2024, Renasant sold the assets of Renasant Insurance, Inc. As a result, insurance agency locations are not included in the map. Overview 3 Note: As of June 30, 2024

• Net income of $38.8 million with diluted EPS of $0.69 • Net interest margin increased 1 basis point to 3.31% on a linked quarter basis • Loans increased $104.2 million, or 3.4% annualized • Deposits increased $18.1 million; excluding brokered deposits, core deposits increased $201.8 million. Noninterest-bearing deposits represented $23.3 million of this increase • Cost of total deposits increased 12 basis points to 2.47%; noninterest-bearing deposits represented 24.8% of total deposits • The ratio of allowance for credit losses on loans to total loans was 1.59% • Nonperforming loans represented 0.78% of total loans, an increase of 19 basis points on a linked quarter basis; annualized net loan charge-offs were 0.18% of average loans. Criticized loans (which include classified and special mention loans) to total loans decreased to 2.62% • Effective July 1, 2024, Renasant sold the assets of its insurance agency for cash proceeds to Renasant Bank of $56.4 million, recognizing an estimated after-tax impact to earnings of $35.9 million, which is net of estimated merger-related expenses Second Quarter Highlights 4

Balance Sheet


Assets
$17,224
$17,182
$17,361
$17,346
$17,510
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024


Loans
$11,931
$12,168
$12,351
$12,501
$12,605
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024


Deposits
$14,095
$14,157
$14,077
$14,237
$14,255
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024


Equity
$2,209
$2,233
$2,297
$2,322
$2,355
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024

Note: Dollars in millions

5

6 Core Deposit Funding Diversification 25% 50% 6% 17% 2% Noninterest-bearing Interest-bearing* Savings Time Brokered Granularity • Average deposit account balance is $32 thousand; commercial and consumer deposit accounts, excluding time deposit accounts, averaged approximately $82 thousand and $13 thousand, respectively • Top 20 depositors, excluding public funds, comprise 4.3% of total deposits Customer Consumer 47% Commercial 35% Brokered 2% Public Funds 16% Commercial Construction 16% Professional Services 10% Real Estate 14% Financial 14% Manufacturing 7% Trade 11% Health Care 5% Other Services 17% Other 6% Note: As of June 30, 2024 and for the three months then-ended *Includes money market

7 Liquidity Position Cash and Securities to Total Assets 18.4% 16.9% 17.0% 16.2% 15.9% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Loans to Deposits 85% 86% 88% 88% 88% $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Average Interest Earning Asset Mix (2Q 2024) 81% 1% 14% 4% Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks

8 Capital 12.82% 13.00% 13.23% 13.39% 13.45% 7.37% 7.55% 7.87% 8.04% 8.16% $0 $0 $0 $0 $0 $0 $0 $0 $0 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Equity to Assets / Tangible Common Equity Ratio Shareholders' equity to assets Tangible common equity ratio (non-GAAP)* $39.35 $39.78 $40.92 $41.25 $41.77 $21.30 $21.76 $22.92 $23.32 $23.89 $5 $10 $15 $20 $25 $30 $35 $40 $45 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Book Value / TBV Book Value Tangible Book Value (non-GAAP)* 10.30% 10.46% 10.52% 10.59% 10.75% 14.76% 14.91% 14.93% 15.00% 15.15% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 CET1 / TRBC Common equity tier 1 capital ratio Total risk-based capital ratio Highlights • $100 million stock repurchase program is in effect through October 2024; there was no buyback activity in the second quarter of 2024 • Consistent dividend payment history, including through the 2008 financial crisis • Unrealized losses on the HTM portfolio would have a negative impact of 50 basis points on the TCE ratio at June 30, 2024; unrealized losses on both HTM and AFS would have a negative impact of 150 basis points on CET1 and the Company would remain above well-capitalized thresholds at June 30, 2024 * Tangible Common Equity and Tangible Book Value are non-GAAP financial measures. See slide 30 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

9 Asset Quality 2.32% 2.27% 2.16% 2.76% 2.62% 2.00% 2.50% 3.00% 3.50% 4.00% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Criticized Loans/Total Loans 0.10% 0.11% 0.44% 0.48% 0.23% 0.0% 0.5% 1.0% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Loans 30-89 Days Past Due/ Total Loans 0.13% 0.06% 0.06% 0.01% 0.18% 0.0% 0.5% 1.0% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Net Charge-offs / Average Loans 1.63% 1.63% 1.61% 1.61% 1.59% 0.0% 1.0% 2.0% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Allowance/Total Loans 212% 282% 286% 271% 204% 0% 200% 400% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Allowance/Nonperforming Loans 0.56% 0.46% 0.46% 0.48% 0.60% 0.0% 0.5% 1.0% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 NPAs/Total Assets

10 Profitability Note: Dollars in millions except per share amounts. *Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. See slides 23, 24, 25 and 27 in the appendix for a description of exclusions and a reconciliation of these non-GAAP financial measures to GAAP. $0.51 $0.74 $0.50 $0.70 $0.69 $0.83 $0.74 $0.76 $0.65 $0.69 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Diluted EPS / Adjusted Diluted EPS (non-GAAP)* Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* $28.6 $41.8 $28.1 $39.4 $38.8 $46.7 $41.8 $42.9 $36.6 $38.8 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Net Income / Adjusted Net Income (non-GAAP)* Net Income Adjusted Net Income (non-GAAP)* $133.1 $130.1 $128.6 $125.9 $127.6 $131.8 $129.7 $127.2 $124.9 $126.8 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (non-GAAP)* Net interest income (FTE) Adjusted net interest income (FTE) (non-GAAP)* $37.3 $57.2 $34.4 $51.8 $51.8 $59.7 $57.2 $52.6 $48.2 $51.8 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 PPNR (non-GAAP)* / Adjusted PPNR (non-GAAP)* PPNR (non-GAAP)* Adjusted PPNR (non-GAAP)*

11 Profitability Ratios *Adjusted ROAA, Adjusted ROTCE, Pre-Provision Net Revenue/Average Assets, Adjusted Pre-Provision Net Revenue/Average Assets and Adjusted Efficiency Ratio are non-GAAP financial measures. See slides 24, 26 and 29 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. 5.18% 7.44% 4.93% 6.85% 6.68% 15.94% 13.95% 13.94% 11.58% 12.04% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 ROAE / Adjusted ROTCE ROAE (GAAP) ROTCE (Adjusted) (non-GAAP)* 0.66% 0.96% 0.65% 0.92% 0.90% 1.08% 0.96% 0.99% 0.86% 0.90% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 ROAA / Adjusted ROAA ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* 73% 64% 75% 68% 67% 63% 64% 66% 68% 67% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Efficiency Ratio / Adjusted Efficiency Ratio Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* 0.86% 1.32% 0.79% 1.21% 1.20% 1.38% 1.32% 1.21% 1.13% 1.20% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 PPNR / Adjusted PPNR Ratios PPNR/Average Assets (non-GAAP)* Adjusted PPNR/Average Assets (non-GAAP)*

12 Net Interest Margin (FTE), Loan Yield and Cost of Deposits *Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non -GAAP financial measures. See slides 27 and 28 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP. 3.45% 3.36% 3.33% 3.30% 3.31% 3.43% 3.35% 3.29% 3.28% 3.29% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE)(non-GAAP)* Net Interest Margin Adjusted Net Interest Margin (FTE)(non-GAAP)* 5.93% 6.06% 6.18% 6.30% 6.41% 5.89% 6.04% 6.14% 6.27% 6.38% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Loan Yield / Adjusted Loan Yield (non-GAAP)* Loan yield Adjusted Loan Yield (non-GAAP)* 1.50% 1.98% 2.17% 2.35% 2.47% 2.13% 2.70% 2.94% 3.13% 3.28% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Cost of Deposits Total cost of deposits Cost of total interest-bearing deposits

Noninterest Income / Total Revenue $17.2 $38.2 $20.4 $41.4 $38.8 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Noninterest Income 86% 4% 8% 2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance Service Charges 27% Fees and Commissions 10% Insurance 7% Wealth Management 15% Mortgage Banking 25% Other 16% Noninterest Income Mix - 2Q 2024 • Noninterest income decreased $2.6 million on a linked quarter basis. Excluding the gain on sale of a portion of the Company’s mortgage servicing rights (“MSR”), noninterest income increased $0.9 million on a linked quarter basis. Higher volumes driven by seasonality in the mortgage division resulted in an increase in revenue, what was offset to some degree by a decline in contingency income recognized by the insurance agency. Note: Dollars in millions (1) Total revenue is calculated as net interest income plus noninterest income. (2) Effective July 1, 2024, Renasant sold the assets of its insurance agency 13 (2)

14 Noninterest Expense ($ in thousands) 1Q24 2Q24 Change Salaries and employee benefits 71,470$ 70,731$ (739)$ Data processing 3,807 3,945 138 Net occupancy and equipment 11,389 11,844 455 Advertising and public relations 4,886 3,807 (1,079) Other 21,360 21,649 289 Total 112,912$ 111,976$ (936)$ $110.2 $108.4 $111.9 $112.9 $112.0 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Salaries and employee benefits 63% Data processing 4% Net occupancy and equipment 11% Advertising and public relations 3% Other 19% Mix - 2Q 2024 • Excluding the effect of certain charitable contributions and FDIC special assessment expense incurred in the first quarter, noninterest expense increased approximately $814 thousand on a linked quarter basis. Seasonality in the mortgage division resulted in higher levels of expense driven from increased volumes. These expenses were slightly offset by savings in other areas. ($ in millions)

Appendix

16 Available Liquidity and Uninsured Deposits $7.8 $4.5 Available sources Uninsured and uncollateralized deposits Uninsured Deposits % of Total Deposits Uncollateralized 4.5$ 31.5 % Collateralized public funds 1.7 11.9 Total 6.2$ 43.4 % Internal Sources Cash and cash equivalents 0.9$ Unencumbered securities(1) 0.7 External Sources FHLB borrowing capacity(2) 2.7 Federal Reserve Discount Window 0.6 Other(3) 2.9 Total 7.8$ Liquidity Sources Note: As of June 30, 2024; dollars in billions (1) Approximately $153 million of the unencumbered securities are placed at the Fed (2) Does not include loans participated to REITs that could be moved to Renasant Bank and pledged for additional capacity (3) Includes untapped brokered CDs (per internal policy limits) and unsecured lines of credit

17 Securities Composition (at Amortized Cost) Highlights • Represents 11.0% of total assets • Duration of 4.8 years • 61% of portfolio HTM o 10.5% of HTM are CRA investments o 25.9% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $216.9 million ($162.8 million, net of tax); unrealized losses in AOCI on HTM securities totaled $72.0 million ($53.7 million, net of tax) Note: As of June 30, 2024 Agency CMO 38% Agency MBS 29% Municipal 15% Agency CMBS 10% SBA 5% Other 3% $1.9 Billion

18 Non-Owner Occupied CRE – Term* with Office and Multi-Family Non-Owner Occupied CRE – Term* Note: As of June 30, 2024. LTV is calculated using the most recent appraisal available. *Excludes construction Office (non-medical) 17% 10% 10% 22% 8% 8% 16% 8% 1% Warehouse/Industrial Hotels Self Storage Multi-family Medical Office Office (non-medical) Retail Senior Housing Other • 31.2% of total loans • Non-performing loans of 0.62% • 30-89 days past due of 0.02% • Average loan size of $2.0 million • Weighted average LTV of 55.4% • $320 million portfolio, 2.5% of total loans • 1.07% past due or nonaccrual • Average loan size of $1.0 million • Weighted average LTV of 56.4% • 86% of portfolio < 75% LTV Multi-Family • $822 million portfolio, 6.5% of total loans • No past due or nonaccrual • Average loan size of $3.2 million • Weighted average LTV of 56.8% • 90% of portfolio < 75% LTV

19 Construction Composition Note: As of June 30, 2024; LTV is calculated using the most recent appraisal available. Highlights 20% 6% 38% 6% 5% 10% 10% 3% 2% 1-4 Family Commercial Owner-Occupied Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Senior Housing • 10.8% of total loans • 0.64% past due or nonaccrual • Average loan size of $1.9 million • Weighted average LTV of 60.3%

Forward-Looking Statements 20 ACL / Loss Absorption ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 45,922$ 2.46 44,952$ 2.43 Lease Financing Receivables 2,554 2.38 2,515 2.45 Real Estate - 1-4 Family Mortgage 47,532 1.39 47,344 1.38 Real Estate - Commercial Mortgage 78,783 1.37 77,245 1.34 Real Estate - Construction 17,317 1.39 18,896 1.39 Installment loans to individuals 8,944 9.16 8,919 9.30 Allowance for Credit Losses on Loans 201,052 1.61 199,871 1.59 Allowance for Credit Losses on Deferred Interest 1,245 1,245 Reserve for Unfunded Commitments 16,718 15,718 Total Reserves 219,015 216,834 Purchase Accounting Discounts 7,635 6,738 Total Loss Absorption Capacity 226,650$ 223,572$ 6/30/20243/31/2024

21 Mortgage Banking Mortgage Banking Income ($ in thousands) 2Q23 1Q24 2Q24 Gain on sales of loans, net 4,646$ 4,535$ 5,199$ Fees, net 2,859 1,854 2,866 Mortgage servicing income, net 2,266 4,981 1,633 Mortgage banking income, net 9,771$ 11,370$ 9,698$ $0.6 $0.5 $0.3 $0.4 $0.6 $- $0 $0 $0 $0 $1 $1 $1 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Locked Volume (in billions) Mix (%) 2Q23 1Q24 2Q24 Wholesale 42 51 43 Retail 58 49 57 Purchase 91 88 91 Refinance 9 12 9 Gain on sale margin* 1.66% 1.55% 1.14% 1.78% 1.69% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above

Reconciliation of Non- GAAP Disclosures

Forward-Looking Statements 23 Reconciliation of Non-GAAP Disclosures Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue $ in thousands 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Net income (GAAP) 28,643$ 41,833$ 28,124$ 39,409$ 38,846$ Income taxes 6,634 10,766 3,787 9,912 9,666 Provision for credit losses (including unfunded commitments) 2,000 4,615 2,518 2,438 3,300 Pre-provision net revenue (non-GAAP) 37,277$ 57,214$ 34,429$ 51,759$ 51,812$ Gain on extinguishment of debt - - (620) (56) - Gain on sale of MSR - - (547) (3,472) - Losses on security sales (including impairments) 22,438 - 19,352 - - Adjusted pre-provision net revenue (non-GAAP) 59,715$ 57,214$ 52,614$ 48,231$ 51,812$

24 Reconciliation of Non-GAAP Disclosures Pre-Provision Net Revenue/Average Assets and Adjusted Pre-Provision Net Revenue/Average Assets $ in thousands 2Q 2023 3Q 2023 4Q 2023 Net income (GAAP) 28,643$ 41,833$ 28,124$ 39,409$ 38,846$ Gain on extinguishment of debt - - (620) (56) - Gain on sale of MSR - - (547) (3,472) - Losses on security sales (including impairments) 22,438 - 19,352 - - Tax effect of adjustments noted above(1) (4,353) - (3,422) 691 - Adjusted net income (non-GAAP) 46,728$ 41,833$ 42,887$ 36,572$ 38,846$ Pre-provision net revenue (non-GAAP) 37,277$ 57,214$ 34,429$ 51,759$ 51,812$ Adjusted pre-provision net revenue (non-GAAP)(2) 59,715$ 57,214$ 52,614$ 48,231$ 51,812$ Total average assets 17,337,924$ 17,235,413$ 17,195,840$ 17,203,013$ 17,371,369$ Return on Average Assets (GAAP) 0.66% 0.96% 0.65% 0.92% 0.90 % Return on Average Assets (Adjusted) (non-GAAP) 1.08 0.96 0.99 0.86 0.90 Pre-provision net revenue/Average assets (non-GAAP) 0.86 1.32 0.79 1.21 1.20 Adjusted pre-provision net revenue/Average assets (non-GAAP) 1.38 1.32 1.21 1.13 1.20 2Q 20241Q 2024 (1) Tax effect is calculated based on the respective periods’ year-to-date effective tax rate excluding the impact of discrete items. (2) See slide 23 for a reconciliation of Pre-provision net revenue and Adjusted pre-provision net revenue.

Forward-Looking Statements 25 Reconciliation of Non-GAAP Disclosures Adjusted Diluted Earnings Per Share $ in thousands 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Net income (GAAP) 28,643$ 41,833$ 28,124$ 39,409$ 38,846$ Gain on extinguishment of debt - - (620) (56) - Gain on sale of MSR - - (547) (3,472) - Losses on security sales (including impairments) 22,438 - 19,352 - - Tax effect of adjustments noted above(1) (4,353) - (3,422) 691 - Adjusted net income (non-GAAP) 46,728$ 41,833$ 42,887$ 36,572$ 38,846$ Diluted shares outstanding (average) 56,395,653 56,523,887 56,611,217 56,531,078 56,684,626 Diluted EPS (GAAP) 0.51$ 0.74$ 0.50$ 0.70$ 0.69$ Adjusted Diluted EPS (non-GAAP) 0.83$ 0.74$ 0.76$ 0.65$ 0.69$ (1) Tax effect is calculated based on the respective periods’ year-to-date effective tax rate excluding the impact of discrete items.

26 Reconciliation of Non-GAAP Disclosures Return on Average Tangible Common Equity (Adjusted) $ in thousands 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Net income (GAAP) 28,643$ 41,833$ 28,124$ 39,409$ 38,846$ Gain on extinguishment of debt - - (620) (56) - Gain on sale of MSR - - (547) (3,472) - Losses on security sales (including impairments) 22,438 - 19,352 - - Tax effect of adjustments noted above(1) (4,353) - (3,422) 691 - Adjusted net income (non-GAAP) 46,728$ 41,833$ 42,887$ 36,572$ 38,846$ Amortization of intangibles 1,369 1,311 1,274 1,212 1,186 Tax effect of adjustment noted above(1) (266) (269) (240) (237) (233) Adjusted tangible net income (non-GAAP) 47,831$ 42,875$ 43,921$ 37,547$ 39,799$ Average shareholders' equity (GAAP) 2,217,708$ 2,231,605$ 2,261,025$ 2,314,281$ 2,337,731$ Intangibles 1,013,811 1,012,460 1,011,130 1,009,825 1,008,638 Average tangible shareholders' equity (non-GAAP) 1,203,897$ 1,219,145$ 1,249,895$ 1,304,456$ 1,329,093$ Return on Average Equity (GAAP) 5.18% 7.44% 4.93% 6.85% 6.68 % Return on Average Tangible Common Equity (Adjusted) (non-GAAP) 15.94 13.95 13.94 11.58 12.04 (1) Tax effect is calculated based on the respective periods’ year-to-date effective tax rate excluding the impact of discrete items.

Forward-Looking Statements 27 Reconciliation of Non-GAAP Disclosures Adjusted Net Interest Income (FTE) and Adjusted Net Interest Margin $ in thousands 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Net interest income (FTE) (GAAP) 133,085$ 130,131$ 128,595$ 125,850$ 127,598$ Less: Net interest income collected on problem loans 364 (820) 283 123 (146) Accretable yield recognized on purchased loans 874 1,290 1,117 800 897 Net interest income adjustments 1,238$ 470$ 1,400$ 923$ 751$ Adjusted net interest income (FTE) (non-GAAP) 131,847$ 129,661$ 127,195$ 124,927$ 126,847$ Total average earning assets 15,443,560$ 15,370,013$ 15,334,113$ 15,295,790$ 15,486,446$ Net interest margin (GAAP) 3.45% 3.36% 3.33% 3.30% 3.31 % Adjusted net interest margin (non-GAAP) 3.43 3.35 3.29 3.28 3.29

28 Reconciliation of Non-GAAP Disclosures Adjusted Loan Yield $ in thousands 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Loan interest income (FTE) (GAAP) 175,549$ 183,521$ 190,857$ 194,640$ 200,670$ Less: Net interest income collected on problem loans 364 (820) 283 123 (146) Accretable yield recognized on purchased loans 874 1,290 1,117 800 897 Adjusted loan interest income (FTE) (non-GAAP) 174,311$ 183,051$ 189,457$ 193,717$ 199,919$ Total average loans 11,877,592$ 12,030,109$ 12,249,429$ 12,407,976$ 12,575,651$ Loan yield (GAAP) 5.93% 6.06% 6.18% 6.30% 6.41 % Adjusted loan yield (non-GAAP) 5.89 6.04 6.14 6.27 6.38

Forward-Looking Statements 29 Reconciliation of Non-GAAP Disclosures Adjusted Efficiency Ratio $ in thousands 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Net interest income (FTE) (GAAP) 133,085$ 130,131$ 128,595$ 125,850$ 127,598$ Total noninterest income (GAAP) 17,226 38,200 20,356 41,381 38,762 Gain on extinguishment of debt - - 620 56 - Gain on sale of MSR - - 547 3,472 - Losses on security sales (including impairments) (22,438) - (19,352) - - Adjusted total noninterest income (non-GAAP) 39,664$ 38,200$ 38,541$ 37,853$ 38,762$ Total income (FTE) (non-GAAP) 172,749$ 168,331$ 167,136$ 163,703$ 166,360$ Total noninterest expense (GAAP) 110,165$ 108,369$ 111,880$ 112,912$ 111,976$ Amortization of intangibles 1,369 1,311 1,274 1,212 1,186 Adjusted total noninterest expense (non-GAAP) 108,796$ 107,058$ 110,606$ 111,700$ 110,790$ Efficiency Ratio (GAAP) 73.29% 64.38% 75.11% 67.52% 67.31 % Adjusted Efficiency Ratio (non-GAAP) 62.98 63.60 66.18 68.23 66.60

30 Reconciliation of Non-GAAP Disclosures Tangible Common Equity and Tangible Book Value $ in thousands 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Shareholders' equity (GAAP) 2,208,628$ 2,233,323$ 2,297,383$ 2,322,350$ 2,354,701$ Intangibles 1,013,046 1,011,735 1,010,460 1,009,248 1,008,062 Tangible shareholders' equity (non-GAAP) 1,195,582$ 1,221,588$ 1,286,923$ 1,313,102$ 1,346,639$ Total assets (GAAP) 17,224,342$ 17,181,621$ 17,360,535$ 17,345,741$ 17,510,391$ Intangibles 1,013,046 1,011,735 1,010,460 1,009,248 1,008,062 Tangible assets (non-GAAP) 16,211,296$ 16,169,886$ 16,350,075$ 16,336,493$ 16,502,329$ Tangible Common Equity Ratio Shareholders' equity to assets (GAAP) 12.82% 13.00% 13.23% 13.39% 13.45 % Effect of adjustment for intangible assets 5.45 5.45 5.36 5.35 5.29 Tangible common equity ratio (non-GAAP) 7.37% 7.55% 7.87% 8.04% 8.16 % Tangible Book Value Shares Outstanding 56,132,478 56,140,713 56,142,207 56,304,860 56,367,924 Book Value (GAAP) 39.35$ 39.78$ 40.92$ 41.25$ 41.77$ Tangible Book Value (non-GAAP) 21.30$ 21.76$ 22.92$ 23.32$ 23.89$